UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 25, 2007


                        AMERIRESOURCE TECHNOLOGIES, INC.
	    ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
		----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


            0-20033           			      84-1084784
    ------------------------		------------------------------------
    (Commission File Number)            (IRS Employer Identification Number)


           3440 E. Russell Road, Suite 217, Las Vegas, Nevada   89120
	 --------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)


                                (702) 214-4249
	     ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications  pursuant  to   Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 22, 2007 AmeriResource Technologies, Inc., a Delaware corporation ("AMRE"), Net2Auction, Inc., a Delaware corporation, ("NAUC"), and Nexia Holdings Inc., a Nevada corporation ("NEXA"), entered into a Stock Exchange Agreement (the "Agreement") whereas Nexia Holdings, Inc. will acquire 90% of the issued and outstanding preferred stock shares of Net2Auction, Inc. in exchange for the issuance of sixty thousand (60,000) shares of Nexia's Series C Preferred stock with a stated value of $5.00 per share for a total of $300,000.
      Nexia Holdings will be transferring its ownership in its Landis Lifestyle Salon ("Landis") into Net2Auction, Inc., Landis had assets that total approximately $415,580 and reported revenues of $1,326,013 for the year ending December 31, 2006. Nexia Holdings reported revenues for the first quarter of 2007 for Landis operations to be $424,863 with a reported net loss of $20,930. Landis's business plan calls for the acquisition of an additional four (4) Salons, within the next two calendar years. Landis Lifestyle Salons uses the Aveda{reg-trade-mark} product line exclusively in its operations and these products are rated as one of the best in the health and beauty care industry.
      Pursuant to the terms of the agreement, AmeriResource will retain its Twenty-Five Million (25,000,000) shares of common stock in Net2Auction, Inc. and remain a shareholder. All assets and liabilities of Net2Auction, Inc. will be transferred to AmeriResource prior to the close of the transaction with Nexia Holdings, Inc.


EXHIBIT           PAGE
NO.               NO.   DESCRIPTION

2  (i)            3     Stock Exchange Agreement, dated June 22, 2007, between
			AmeriResource Technologies, Inc., Net2Auction, Inc., and Nexia Holdings, Inc.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of June 2007.

                                    AmeriResource Technologies, Inc.

                                    By: /s/ Delmar Janovec
					--------------------------------
                                        AmeriResource Technologies, Inc.
                                        By: Delmar Janovec, President